Exhibit 10.1

AMENDMENT NO. 1 TO WARRANT AGENT AGREEMENT

This Amendment No. 1 to the Warrant Agent Agreement (this “Amendment”) dated this 13th day of January 2023, by and among 180 Life Sciences Corp., a Delaware corporation (the “Company”) and Continental Stock Transfer & Trust Company, a New York corporation (the “Warrant Agent”).

WHEREAS, pursuant to the terms of a securities purchase agreement (the “Purchase Agreement”), dated December 20, 2022, by and between the Company and Armistice Capital Master Fund Ltd., as the purchaser (the “Purchaser”), the Company sold and issued on December 22, 2022, among other things, warrants to purchase up to 2,571,429 shares of common stock of the Company (CUSIP: 68236V146) (the “Warrants”), with an initial exercise date of June 22, 2023 and a termination date of June 22, 2028 (the “Termination Date”);

WHEREAS, the Company entered into a warrant agent agreement, dated December 22, 2022 (the “Warrant Agent Agreement”), pursuant to which the Warrant Agent would act, on behalf of the Company, in connection with the registration, transfer, exchange, redemption and exercise of the Warrants;

WHEREAS, on January 12, 2023, the Company entered into amendment to the Warrants (the “Warrant Amendment”) with the Purchaser, pursuant to which the Warrants became immediately exercisable on January 12, 2023;

WHEREAS, the Company and the Warrant Agent desire to amend the Warrant Agent Agreement in connection with the Warrant Amendment;

WHEREFORE, the parties do hereby agree as follows:

1. Effective upon the execution of this Amendment, for purposes of the Warrant Agent Agreement, the initial exercise date of the Warrants shall be amended to be January 12, 2023.

2. Except as modified herein, the terms of the Warrant Agent Agreement shall remain in full force and effect.

3. This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and shall be binding upon all parties, their successors and assigns, and all of which taken together shall constitute one and the same Amendment. A signature delivered by facsimile or email shall constitute an original.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first written above.

180 LIFE SCIENCES CORP.

By:	/s/ Ozan Pamir
Name:	Ozan Pamir
Title:	Chief Financial Officer

CONTINENTAL STOCK TRANSFER & TRUST COMPANY

By:	/s/ Luis Ortiz
Name:	Luis Ortiz
Title:	Vice President